John Hancock Trust
Supplement dated July 31, 2009
to the Prospectus dated May 1, 2009
Core Strategy Trust
Fund Annual Expenses
Footnote 11 of the Fund Annual Expense Table is amended and restated as follows:
“The Adviser has contractually agreed to reimburse Expenses of the Core Strategy Trust (the “Fund”) that exceed 0.02% of the average annual net assets of the Fund. Expenses include all expenses of the Fund except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2011.”